UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2013

RCM Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10245 (Commission File Number)	95-1480559 (I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 5.07          Submission of Matters to a Vote of Security Holders

On December 5, 2013, RCM Technologies, Inc. (the “Company”) held its 2013 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders (i) elected two nominees of Legion Partners Asset Management, LLC and the other members of its stockholder group (the “Legion Group”), Bradley S. Vizi and Roger H. Ballou, to the Board of Directors (the “Board”), (ii) ratified the selection by the Board’s Audit Committee of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2013; (iii) voted on an advisory basis not to approve the compensation of the Company’s named executive officers for 2012; (iv) voted on an advisory basis for the Company to hold future advisory votes to approve the compensation of the Company’s named executive officers on an annual basis; and (v) approved a non-binding proposal by the Legion Group requesting that the Board adopt a policy that its Chairman be an independent director according to the definition set forth in the NASDAQ listing standards.  The results of these votes, as certified by the independent inspector of elections for the Annual Meeting, are set forth below.

Proposal 1.  Election of two (2) persons to serve as directors of the Company, each to serve until the Company’s next annual meeting or until their successors have been duly elected and qualified.

Nominee	Votes For	Withheld

Roger H. Ballou	7,942,907	15,237
Michael E. S. Frankel.	3,774,321	23,210
Robert B. Kerr	2,687,429	62,938
Bradley S. Vizi	6,244,879	666,101

Proposal 2.  Ratification of the selection by the Board’s Audit Committee of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2013.

Votes For	Votes Against	Abstentions
9,890,581	143,381	674,550

Proposal 3.  Approval, on an advisory basis, of the compensation of the Company’s named executive officers for 2012.

Votes For	Votes Against	Abstentions
2,976,520	7,634,083	97,909

Proposal 4.  Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Every One Year	Every Two Years	Every Three Years	Abstentions
10,278,766	129,949	29,930	269,865

Proposal 5.  Approval of the Legion Group’s non-binding proposal requesting that the Board adopt a policy that its Chairman be an independent director according to the definition set forth in the NASDAQ listing standards.

Votes For	Votes Against	Abstentions
8,110,963	2,550,787	46,761

Item 8.01 Other Events.

 At the Annual Meeting, a majority of the Company’s outstanding shares of common stock that voted on the matter were voted in favor of conducting future advisory votes on executive compensation on an “every one year” basis. The Board had likewise recommended a vote for the “every one year” option as to frequency of conducting future advisory votes on executive compensation. The Company has considered the stockholder vote, and intends to conduct future advisory votes on the compensation of its named executive officers on an annual basis until at least the next vote by the Company’s stockholders on the frequency of such votes, which will be no later than the Company’s 2019 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: December 11, 2013

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